SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☐
Filed by a Party other than the Registrant ☒

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under Rule 14a-12

CFS BANCORP, INC.
(Name of Registrant as Specified in its Charter)

Financial Edge Fund, L.P.
PL Capital, LLC
Goodbody/PL Capital, LLC
Financial Edge-Strategic Fund, L.P.
PL Capital/Focused Fund, L.P.
Goodbody/PL Capital, L.P.
PL Capital Advisors, LLC
Richard J. Lashley
Beth Lashley
Irving A. Smokler
Red Rose Trading Estonia OU
Danielle Lashley
PL Capital Defined Benefit Plan
Robin Lashley
                                            John W. Palmer
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1.	Title of each class of securities to which transaction applies:

2.	Aggregate number of securities to which transaction applies:

3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4.	Proposed maximum aggregate value of transaction:

5.	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.	Amount Previously Paid:

2.	Form, Schedule or Registration Statement No.:

3.	Filing Party:

4.	Date Filed:

A MESSAGE TO
FELLOW SHAREHOLDERS OF CFS BANCORP, INC.
FROM THE PL CAPITAL GROUP

April 12, 2010

Dear Fellow Shareholder:

By now you should have received numerous proxy statements, letters and proxy cards (WHITE for PL Capital Group’s nominee John Palmer and blue for CFS Bancorp’s insider nominees) from both sides in this proxy contest.  We apologize for the blizzard of paper but this election is important.  Please review the categories below, determine which one best fits your situation, and then consider the information contained in that category:

IF YOU ALREADY VOTED FOR JOHN PALMER ON THE WHITE CARD FROM PL CAPITAL:  We appreciate your support and you do not have to do anything else!!  You do not need to vote again unless you are concerned that your vote was not properly made (see voting instructions included herein).  Also, please do not subsequently vote on the CFS Bancorp blue card, even if it is to vote “withhold,” since only the last vote you make counts.

IF YOU HAVE VOTED FOR OR WITHOLD FOR CFS BANCORP’S INSIDER NOMINEES ON THE BLUE CARD:  We would like a chance to change your vote.  Your prior vote for the CFS Bancorp insider nominees is revocable.  You can change your vote through the Annual Meeting on April 27th, as only your latest dated proxy counts.  We would like you to consider the PL Capital Group’s position by reviewing the proxy materials available for free at www.dfking.com/cfs (see especially the presentations labeled “Presentation” and “Supplement Financial Analysis” that are attached to the website in the upper left hand corner under “Proxy Materials”) as well as the proxy materials filed by both sides at www.sec.gov under CFS Bancorp, Inc.

IF YOU HAVE NOT VOTED YET:  You still have time to vote (see the voting instructions included herein).  We would like you to consider the PL Capital Group’s position by reviewing the proxy materials available for free at www.dfking.com/cfs (see especially the presentations labeled “Presentation” and “Supplement Financial Analysis” that are attached to the website in the upper left hand corner under “Proxy Materials”) as well as the proxy materials filed by both sides at www.sec.gov under CFS Bancorp, Inc.

******************************

Before you vote (or re-vote) please ask yourself:

•	As a shareholder of CFS Bancorp, am I better off today than I was three years ago, the last time Frank Lester and Thomas Prisby were elected?

•	As a shareholder of CFS Bancorp, am I better off having John Palmer or Frank Lester on the board representing shareholders’ interests? (PL Capital is the largest outside shareholder of the bank so what is good for all shareholders is good for PL Capital; John is a CPA (Illinois), he has 25+ years of relevant banking industry experience, he is a full time bank investment professional, he has prior board experience as the former Chairman of Security Financial Bancorp, Inc. in St. John, IN, is a former board member of Franklin Bank in Southfield, MI, he qualifies as an audit committee “financial expert” under SEC rules (we believe that neither Mr. Prisby nor Mr. Lester qualifies as an audit committee “financial expert”) and he has knowledge of local market area as he resides and works in Naperville, IL)

•	Why is the board of CFS Bancorp so adamantly opposed to allowing even one outside board member that is not an incumbent director?

Thank you for your time and patience in dealing with all of these materials.  John Palmer looks forward to meeting you at the Annual Meeting.  In the meantime, feel free to call or email either of us at anytime.

Sincerely,

Richard Lashley	John W. Palmer
Principal	Principal
PL Capital, LLC	PL Capital, LLC
466 Southern Blvd.	20 East Jefferson Avenue
Adams Bldg.	Suite 22
Chatham, NJ 07928	Naperville, IL 60540
(973) 360-1666	(630) 848-1340
(973) 360-1720	(630) 848-1342 (fax)
RLashley@PLCapitalLLC.com	JPalmer@PLCapitalLLC.com

Important Information

PL Capital, LLC and its affiliates identified below (the “PL Capital Group”) filed their definitive proxy statement and form of WHITE proxy card with the Securities and Exchange Commission (“SEC”) on March 22, 2010 in connection with the solicitation by the PL Capital Group of proxies to be voted in favor of the PL Capital Group’s director nominee, John W. Palmer (the “PL Capital Nominee”), at CFS Bancorp, Inc.’s 2010 Annual Meeting of Shareholders.   Shareholders are urged to read the PL Capital Group’s definitive proxy statement and WHITE proxy card because they contain important information about the PL Capital Group, the PL Capital Nominee, CFS Bancorp and related matters.   Shareholders may obtain a free copy of the definitive proxy statement and WHITE proxy card and other documents filed by the PL Capital Group with the SEC at the SEC’s web site at www.sec.gov.  The definitive proxy statement and other related SEC documents filed by the PL Capital Group with the SEC may also be obtained free of charge from the PL Capital Group.

Information Regarding Participants in Solicitation

The PL Capital Group consists of the following persons who are participants in the solicitation from CFS Bancorp Inc.’s shareholders of proxies in favor of the PL Capital Nominee: PL Capital, LLC; Goodbody/PL Capital, LLC; Financial Edge Fund, L.P.; Financial Edge-Strategic Fund, L.P.; PL Capital/Focused Fund, L.P.; Goodbody/PL Capital, L.P.; PL Capital Advisors, LLC; Richard J. Lashley; Beth Lashley; Danielle Lashley; Robin Lashley; PL Capital Defined Benefit Plan; John W. Palmer; Irving A. Smokler; and Red Rose Trading Estonia OU.  Such participants may have interests in the solicitation, including as a result of holding shares of CFS Bancorp’s common stock.  Information regarding the participants and their interests is contained in the definitive proxy statement filed by the PL Capital Group with the SEC in connection with CFS Bancorp’s 2010 Annual Meeting of Shareholders.

PL CAPITAL
CFS BANCORP, INC. 2010 ANNUAL MEETING
Please Vote THE WHITE CARD TODAY!
Your Vote Is Important!
Vote By Telephone Or Via The Internet

VOTE BY INTERNET	VOTE BY TELEPHONE
It is fast and convenient, and your vote is immediately confirmed and recorded. Follow these four easy steps to vote online:	Call TOLL-FREE on a touch-tone telephone using the 800 number shown below. Follow these four easy steps to vote via telephone:

1. Read the accompanying letter and voting form.
2. Go to the Web site www.proxyvote.com.
3. Enter your 12-digit Control Number located on the right hand side of your voting form.
4. Follow the instructions provided.

1. Read the accompanying letter and voting form.
2. Please call toll-free 1-800-454-8683.
3. Enter your 12-digit Control Number located on the right hand side of your voting form.
4. Follow the recorded instructions.

Please contact our proxy solicitor D.F. King & Co., Inc. at (800) 549-6746 if you require assistance in voting your shares or visit our website to review our proxy materials at www.dfking.com/cfs.